CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ 123,015	$ (96,871)	$ 78,863
Other comprehensive income (loss):
Unrealized net gain (loss) on qualifying cash flow hedging instruments (note 13)	713	319	(3,154)
Realized net (gain) loss on qualifying cash flow hedging instruments (note 13)	(217)	(2,345)	3,243
Pension adjustments			(909)
Other comprehensive income (loss)	496	(2,026)	(820)
Comprehensive income (loss)	123,511	(98,897)	78,043
Non-controlling interest in comprehensive income (loss)	493	22,889	37,358
Dropdown Predecessor's interest in comprehensive income (loss)		(15,075)	(17,463)
General and limited partners' interest in comprehensive income (loss)	$ 123,018	$ (106,711)	$ 58,148